Exhibit 99.1

Independent Accountant’s Report

United Auto Credit Corporation

1071 Camelback St., Suite 100

Newport Beach, CA 92660

And

Wells Fargo Securities, LLC

550 South Tryon St., Fifth Floor

Charlotte, NC 28202

And

J.P. Morgan Securities LLC

383 Madison Ave., Eighth Floor

New York, NY 10179

And

Capital One Securities, Inc.

299 Park Ave., 31st Floor

New York, NY 10171

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of United Auto Credit Corporation, referred to herein as the Company, Wells Fargo Securities LLC, J.P. Morgan Securities LLC and Capital One Securities Inc. (together with the Company, the Specified Parties), for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by United Auto Credit Securitization Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum (the Proposed Transaction). The Company’s management is responsible for the records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in the Proposed Transaction. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File;”

(ii)	Certain fields in the Loan Data Files shall be herein referred to as “Specified Attributes;”

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sale contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means any file containing the installment sale contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sale contract; and

(vi)

The term “Customer Service Screen” refers to a screen image that United Auto Credit Corporation’s management represented as being information from its Contract accounting system, which includes the loan history and the attributes related to the Contracts.

On February 2, 2021, the representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of January 31, 2021 (Statistical Calculation Date). The Loan Data File contained 16,695 individual customer loans, herein referred to as the “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. In accordance with the arrangement letter dated February 8, 2021, we selected a haphazard sample from the Loan Data File of 101 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From February 4, 2021, to February 11, 2021, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 101 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We noted the following exceptions:

The first payment date on the Loan Data File did not agree to the Contract for one contract, or 0.99%, of 101 accounts selected.

For the sample, we recalculated the Maturity Date based on the original term of the retail installment sale contract, the due date of the first payment and the number of extensions set forth in the Loan Data File. We also recalculated the remaining term, as noted in the Loan Data File, by counting the number of months from the Statistical Calculation Date to the Maturity Date and compared our recalculation to the Remaining Term as set forth in the Loan Data File. In performing the recalculation of the Maturity Date and the remaining term, we noted exceptions in our recalculations. For the sample of Underlying Assets, it was represented to us by the Company that differences attributed to a due date change is not reflected in the Loan Data File. The Company separately provided information related to a due date change and we observed the original and new due date within the Customer Service Screen. We recalculated the Maturity Date and remaining term for the sample of Underlying Assets by adding the number of days from the original date of first payment to the change in due date. Unless otherwise noted, such recalculated amounts are deemed to be in agreement if differences are within three days.

With respect to Specified Attribute 8, for the Contracts that did not include an indication of whether or not the vehicle was new or used, we compared the new or used status to the odometer reading on the Contract to determine if the vehicle was new or used. In addition, we were instructed by the Company that the term “new vehicle” refers to a vehicle with miles less than 100 and the term “used vehicle” refers to a vehicle with miles greater than or equal to 100.

We also performed the following procedures on the sample of 101 Underlying Assets:

•

Inspected the presence of a copy of a signed credit application, either hard copy printed from the Company’s document imaging system (Nautilus) and provided by the Company, or observed from an electronic copy via direct access to Nautilus.

•

Inspected the presence of a certificate of title (Title Document or equivalent as explained below) and noted that the Company was named as the Secured Party or lienholder. If the certificate of title was not available in the Contract File, we observed a third-party document citing the Company as the Secured Party or lienholder. In instances where the certificate of title was not available and the note date was fewer than 180 days from January 31, 2021, we observed evidence of a title application noting the Company as the Secured Party or lienholder.

•

Compared the name of the legal owner from the retail installment sale contract to the name on the vehicle title, if the vehicle title was present in the file. If the vehicle title was not present in the file, compared the name of the legal owner from the retail installment sale contract to the title application or equivalent. It has been agreed to by the Specified Parties that there may be abbreviated names and differences due to name variations or misspelled names, which are not deemed findings unless otherwise noted.

•

In regards to Attribute 7 on Exhibit A, there may be instances in which the manufacturer may not be present on the Title Document or equivalent. For these instances, we compared such attributes to the Customer Service Screen and the Loan Data File.

We noted no exceptions in our procedures other than as noted above.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

This report is intended solely for the information and use of Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a Nonspecified Party), that Nonspecified Party cannot:

(i)	Rely upon this report, and any use of this report by that Nonspecified Party is its sole responsibility and at its sole and exclusive risk; or

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Nonspecified Party.

The Nonspecified Party may not disclose or distribute this report or any of the report’s contents to any other party (including, but not limited to, electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Irvine, California

February 18, 2021

Exhibit A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Name of Obligor	Retail installment sale contract, original certificate of title, title application, perfected lien

2	Contract identification number	Customer Service Screen in Contract Accounting System

3	Amount financed	Retail installment sale contract

4	Original Contract Term of amount financed	Retail installment sale contract

5	Monthly payment	Retail installment sale contract

6	Annual Percentage Rate	Retail installment sale contract

7	Manufacturer	Customer Service Screen in Contract Accounting System and/ or Title Document

8	Vehicle new or used	Retail installment sale contract

9	Vehicle identification number	Customer Service Screen in Contract Accounting System and Title Document

10	Obligor state	Retail installment sale contract

11	First payment date	Retail installment sale contract

12	Dealer state	Retail installment sale contract